Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017 of Parsley Energy, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryan Sheffield, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 8, 2017	By:	/s/ Bryan Sheffield
Bryan Sheffield
Chairman and Chief Executive Officer